SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report: July 27, 2004

(Date of earliest event reported)

INTUITIVE SURGICAL, INC.

(exact name of registrant as specified in its charter)

Delaware	Commission File Number:	77-0416458
(State or other jurisdiction of incorporation or organization)	000-30713	(I.R.S. Employer Identification No.)
950 Kifer Road Sunnyvale, California 94086 (Address of Principal executive offices, including zip code) (408) 523-2100 (Registrant’s telephone number, including area code)

Item 5.    Other Events and Required FD Disclosure.

On July 27, 2004, Intuitive Surgical, Inc. announced its financial results for the second quarter ended June 30, 2004. These financial results are attached hereto as Exhibit 99.1 and are incorporated by reference to this Item 5 for the purpose of causing such financial results to be filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

Item 12.    Results of Operations and Financial Condition.

The information in this Item, including that incorporated herein by reference, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that Section. The information in this Item, including that incorporated herein by reference, shall not be deemed incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

On July 27, 2004, Intuitive Surgical issued a press release announcing its financial results for the second quarter ended June 30, 2004. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated by reference into this Item 12.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTUITIVE SURGICAL, INC.

Date: July 27, 2004	By	/s/ LONNIE M. SMITH
Name: Lonnie M. Smith
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Financial Results for the Second Quarter Ended June 30, 2004.

99.2	Press Release issued by Intuitive Surgical, dated July 27, 2004.